FIRST AMENDMENT TO LEASE SCHEDULE NO. 1

This FIRST AMENDMENT TO LEASE SCHEDULE NO 1. dated as of this **5th day of March, 2018** (the "**First Amendment**") is entered into between Mentor Partner I, LLC, a California limited liability company ("**Lessor**"), G FarmaLabs Limited, a Nevada corporation ("**Lessee**"), and G FarmaBrands, Inc., a Nevada corporation ("**Guarantor**") pursuant to that certain Master Equipment Lease Agreement dated as of **January 16, 2018**, (as amended, modified, supplemented, restated and/or replaced from time to time, the "**Lease**") between Lessor and Lessee.

BACKGROUND

WHEREAS, Lessor and Lessee entered into a certain Lease Schedule No. 1 dated January 16, 2018 as amended by this First Amendment and as may be amended, modified, supplemented, restated and/or replaced from time to time, (collectively, the "**Lease Schedule**") whereby Lessor agreed to purchase and lease to Lessee certain Equipment, to be delivered to Lessee's property located at San Rafael, CA 94901; and

WHEREAS, Lessor and Lessee desire to amend the Lease Schedule to add additional leased Equipment; and

WHEREAS, Lessor and Lessee desire to amend the Rent Payments in conjunction with the Equipment lease modifications to the Lease Schedule contained herein; and

WHEREAS, Lessor and Lessee desire, in their mutual interest, to amend certain exhibits to the Lease Schedule contained herein; and

NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree to amend the Lease as provided below.

1. **Modifications to the Lease Schedule.**

   a) **Additional Leased Equipment.** Upon the execution of this First Amendment, Lessor leases to Tenant the Equipment as more completely described on attached **Exhibit C** "*Equipment Schedule*" attached hereto.

   b) **Increase in Rental Payments**. Commencing on **March 10, 2018**, and the **10th day** of the month hereinafter, the monthly rent for the Equipment during the Term of this Lease Schedule shall be **Seventeen Thousand Three Hundred Forty and 22/100 Dollars ($17,340.22)** per month, calculated at a **Ten Percent (10%)** annual interest rate over seven (7) years in **eighty-four (84) monthly payment installments** of (i) the principal amount, computed at a one-time step up of the Total Invoice Cost, plus (ii) a risk premium and resale markup amount, computed at a percentage rate of **Thirty Percent (30%)** as the percentage of the balance of the Total Invoice Cost, plus (iii) an administrative fee of **Four Cents ($0.04)** on each One Hundred and 00/100 Dollars ($100.00) of the original Invoice Cost, as set forth in more detail in **Exhibit C**, "*Schedule of Rent Amounts,*" attached hereto as to this Lease Schedule. The total monthly Lease cost is Two and 20/100 Dollars ($2.20) per One Hundred and 00/100 Dollars ($100.00) of total, fully loaded costs, of all sorts.

   c) **Amendment to Lease Schedule Exhibits.**

      i. **Exhibit B** of the Lease Schedule is hereby deleted in its entirety and replaced with **Exhibit C**, "*Equipment Schedule,* " attached hereto.

      ii. **Exhibit B-1** of the Lease Schedule is hereby deleted in its entirety and replaced with **Exhibit C-1**, "*Equipment Description,* "attached hereto.

      iii. **Exhibit B-2** of the Lease Schedule is hereby deleted in its entirety and replaced with **Exhibit C-2**, "*Documents Supporting Equipment Ownership,*" attached hereto.

      iv. **Exhibit C** of the Lease Schedule is hereby deleted in its entirety and replaced with **Exhibit D**, "*Schedule of Rent Amounts,*" attached hereto.

2. General Terms and Conditions.

(a) All capitalized terms used in this First Amendment, unless otherwise defined herein, will have the same meaning as the terms contained in the Lease Schedule.

(b) In case of any inconsistencies between the terms and conditions contained in the Lease Schedule and the terms and conditions contained in this First Amendment, the terms and conditions herein will control. Except as set forth below, all provisions of the Lease Schedule are ratified and remain unchanged and in full force and effect.

(c) This First Amendment may be executed in duplicate counterparts, each of which will be deemed an original.

(d) Each of the parties represent and warrant that they have the right, power, legal capacity and authority to enter into and perform their respective obligations under this First Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Lease Schedule No. 1 to be duly executed as of the day and year first above set forth.

LESSOR:

Mentor Partner I, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: March 5, 2018

LESSEE:

G FarmaLabs Limited,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: March 9, 2018

GUARANTOR:

G FarmaBrands, Inc.,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: March 14, 2018

THE ONE AND ONLY CHATTEL PAPER ORIGINAL OF THIS LEASE SCHEDULE IS EVIDENCED BY THE EXECUTION BY LESSOR OF THE ACCEPTANCE AND ACKNOWLEDGEMENT BELOW.

ACCEPTED AND ACKNOWLEDGED BY LESSOR TO EVIDENCE THE CHATTEL PAPER ORIGINAL:

MENTOR PARTNER I, LLC

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: March 14, 2018

EXHIBIT C

EQUIPMENT SCHEDULE

THIS EQUIPMENT SCHEDULE DATED AND EFFECTIVE AS OF MARCH 5, 2018 (THE **EQUIPMENT SCHEDULE**") IS HEREBY INCORPORATED IN AND MADE A PART OF THIS **FIRST AMENDMENT TO LEASE SCHEDULE NO. 1**, THAT AMENDS A CERTAIN LEASE SCHEDULE NO. 1 DATED JANUARY 16, 2018, (COLLECTIVELY, THE "**LEASE SCHEDULE**") TO THE MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF JANUARY 11, 2018 (AS AMENDED, MODIFIED, SUPPLEMENTED, RESTATED AND/OR REPLACED FROM TIME TO TIME, THE "**LEASE**"), EACH OF THE FOREGOING BETWEEN MENTOR PARTNER I, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("**LESSOR**") AND G FARMALABS LIMITED, A NEVADA CORPORATION ("**LESSEE**").

a. The parties agree as follows:

The "**Equipment**" referenced herein includes the property (collectively, and including any and all contract rights, expenses approved by Lessor, equipment described in **EXHIBIT C-1**,"*Equipment Description*" attached hereto and made a part hereof) and all additions, improvements, repairs (including without limitation replacement parts), replacements purchased with insurance proceeds of such property, attachments and proceeds of any of the foregoing (cash and non-cash, including without limitation insurance proceeds from any casualty loss and proceeds arising from the sale or disposition, in each case of any of the foregoing), excluding however proceeds from the subleasing of any such property or otherwise from the provision of rights of usage of such property provided by Lessee in favor of any third party.

The Equipment is subject to a number of **Purchase Documents,** a copy of which is set forth in **EXHIBIT C-2**, "*Documents Supporting Equipment Ownership*" attached hereto and made a part hereof.

The Equipment is automatically, without the need for further action, deemed to constitute additional Equipment for purposes of the Lease Schedule.

The Total Invoice Cost of the Equipment is **One Million Twenty-Five Thousand Five Hundred Ten and 00/100 Dollars ($1,025,510.00)**, and such amount shall automatically, without the need for further action, be deemed to constitute an addition to the **Total Invoice Cost** (as defined in the Lease Schedule) for purposes of the Lease Schedule.

b. Lessee hereby confirms that (i) the Equipment is, or upon completion of the assembly thereof will be, located at the street address set forth in **EXHIBIT C-1**, "*Equipment Description.*"

IN WITNESS WHEREOF, the parties hereto have caused this Equipment Schedule to be duly executed as of the day and year first above set forth.

LESSOR:	**LESSEE:**
Mentor Partner I, LLC, a California limited liability company	G FarmaLabs Limited, a Nevada corporation
By: /s/ Chet Billingsley Chet Billingsley, Chairman & Manager	By: /s/ Cristina Gonzalez Cristina Gonzalez, President
Date: March 5, 2018	Date: March 9, 2018

EXHIBIT C-1

EQUIPMENT DESCRIPTION

[See Attached]

EXHIBIT C-1
EQUIPMENT DESCRIPTION

Item	Part	Description	Quote/Invoice	Markup	Cost to G Farma *	Vendor Purchase Terms
Bottling Equipment						
a	28-042-USA	Turntable - 42"	$ 5,099.00			
	04-505-P01	ACCUTEK APOF-12 APOF filling machines	54,079.20			
	50-PNG-CP2	Universal Neck Grabber Tooling Insert	525.00			
	22-500-000	Accutek Automatic Spindle Capper	33,220.00			
	26-B02-RBA	Bottomless Conveyor	5,450.00			
	48-CU-SA1	Continuous Inkjet Printer	17,170.41			
	42-SL1-100	Sleeve Label Applicator	77,024.00			
	32-STM-SA1	Steam Tunnel Sales Assembly	36,594.00			
	28-015-C90	Turntable, 90 Degree Transfer Table	1,895.00			
	26-ST45-SA0	Sanitary Conveyor Assembly	6,575.00			
	50-BR1-L02	Bottle Rinser	27,335.00			
	50-010-000	Automatic Snap Capper	24,045.00			
	26-ST45-SA0	Sanitary Conveyor Assy 4 1/2" Wide	7,310.00			
	48-000-DT1	Thermal Transfer Printer, Sales Assy	16,923.55			
	50-009-000	Snap Capper, Semi-Automatic	10,095.00			
	43-060-088	Bullet Tooling for SL Series, Sleever	5,595.00			
	43-092-038	Bullet Tooling for SL Series Sleever Labeler - 92	3,490.00			
	43-029-100	Bullet Tooling for SL Series Sleever Labeler - 29	3,490.00			
	43-FSD-W03	2 ea Feed Screw Change Part - White Delrin	3,798.00			
	55-STR-057	Star Wheel Tooling/Change Part - 57mm Pocke	500.00			
	55-STR-037	Star Wheel Tooling/Change Part - 37mm Pocke	500.00			
	50-PUC-T01	Puck Design/Tooling Charge	500.00			
	51-PUC-001	Puck. Container Handling Puck	2,400.00			
	23-090-000	2 ea Transition Elbow - 90 Degree	900.00			
	26-B02-RBA	Bottomless Conveyor - Variable Speed	5,105.00			
	1025-070	Chute Finger - 15 Degree w long fingers	450.00			
	26-E05-S4S	Conveyor Extension	1,655.00			
		Discount	(15,394.58)			
		Delivery	1,675.80			
		Service for Machines	15,000.00			50% Deposit, Balance due prior to shipment
		Vendor Total - Revised Invoice	353,004.38			
		Estimated Sales/use tax on Equip Only(excludes service and delivery)	$ 29,428.75			
			382,433.13	30%	$ 497,163.00	
Lab Equipment						
b	VKL 70-5 FDRR SKR	Single Stage Short path distillation plant	145,000.00			
		Training & Parameters	10,000.00			
		Freight	5,000.00			
		Installation	5,000.00			25% to reserve delivery,
		Vendor Total	165,000.00			25% net 30, 50% due 2
		Estimated sales/use tax on $145,000 equip	12,687.50			weeks prior to shipping
			177,687.50	30%	230,994.00	from Germany
c	Sullair Model ST-1509F	20 HP Air Compressor w/120 Gallon ASME Tar	11,983.00			
		Caster Wheel & Labor	500.00			
		Shipping and handling	996.56			
		Vendor Total	13,479.56			Net 30 with credit or 50%
		Estimated sales/use tax	1,092.26			down/final payment due on
			14,571.82	30%	18,943.00	delivery
d	Mep/10	10 Liter - Base with One Jaketed Extraction Ves	65,000.00			
		On-Site Training	5,000.00			
		Estimated Freight	2,000.00			
		Vendor Total	72,000.00			
		Estimated sales/use tax on $65,000 equip	5,687.50			50% down, 50% on
			77,687.50	30%	100,994.00	delivery
e	Mine	Diamond Mine Mini	850.00			
	Sight	2" Metaglas Sight	300.00			
	Spool	6"x2" Diamond Mine short spool ext	150.00			
		Swagelok parts	250.00			
		Vendor Total	1,550.00			Pd in full
		Estimated sales/use tax	135.63			
			1,685.63	30%	2,191.00	
f1	SH-VDO096NG	(2 Qty) SH Scientific 3.4 cu ft Vacuum Oven	10,080.00			
		UL Listing for the Vacuum Ovens	1,600.00			
	LS-CTK-C	(2 Qty) Lab Society Dewar-Style Cold Trap Kits	997.50			
	AI-3.2 Accutemp	AI 3.2 CF Vacuum Oven	5,769.00			
		A1 UL Listing	660.00			
	LS-CTK-C	Lab Society Dewar-Style Cold Trap Kits	498.75			
	2052B-01	Welch High Capacity PTFE Dry Vacuum pump	3,860.00			
	2052B-01	Welch High Capacity PTFE Dry Vacuum pump	6,948.00			
	P80NHA101B	PolyScience Immersion Chiller IP-80	4,791.50			50% down, Balance due
		Vendor Total	35,204.75			on completion
		Freight (Korea)	Unknown			
		Estimated sales/use tax	3,080.42			
			38,285.17	30%	49,771.00	

EXHIBIT B-1
EQUIPMENT DESCRIPTION

Item	Part	Description	Quote/Invoice	Markup	Cost to G Farma *	Vendor Purchase Terms
f2		Pope 2" Wipe Fim Evaporator	45,000.00			
		Freight (will be on pallet & full truck load)	Unknown			
		Estimated sales/use tax	3,937.50			50% down, Balance due
			48,937.50	30%	63,619.00	on completion
g		(20 foot) Converted Container for Extraction	43,738.00			
		Estimated Freight				
		Estimated sales/use tax	3,827.08			50% down, 25% at
			47,565.08	30%	61,835.00	shipping, Balance on
		TOTAL EQUIPMENT	$ 788,853.32		$ 1,025,510.00**	TOTAL INVOICE COST
		Increase from original lease document	(234,167.32)		COST	

* Amount does not include the administrative charge of $0.04 per month per $100 of original equipment cost that will be included on the monthly invoice.
** Total Invoice Cost may be adjusted for freight, taxes, and other equipment delivery and set up costs associated with the delivery of the Equipment.

EXHIBIT C-2

DOCUMENTS SUPPORTING EQUIPMENT OWNERSHIP

[See Attached]

EXHIBIT D

SCHEDULE OF RENT AMOUNTS

THIS SCHEDULE OF RENT AMOUNTS DATED AND EFFECTIVE AS OF MARCH 5, 2018 (THE "**SCHEDULE OF RENT AMOUNTS**") IS HEREBY INCORPORATED IN AND MADE A PART OF THIS **FIRST AMENDMENT TO LEASE SCHEDULE NO. 1**, THAT AMENDS A CERTAIN LEASE SCHEDULE NO. 1 DATED JANUARY 16, 2018, (COLLECTIVELY, THE "**LEASE SCHEDULE**") TO THE MASTER EQUIPMENT LEASE AGREEMENT DATED AS OF JANUARY 11, 2018 (AS AMENDED, MODIFIED, SUPPLEMENTED, RESTATED AND/OR REPLACED FROM TIME TO TIME, THE "**LEASE**"), EACH OF THE FOREGOING BETWEEN MENTOR PARTNER I, LLC, A CALIFORNIA LIMITED LIABILITY COMPANY ("**LESSOR**"), G FARMALABS LIMITED, A NEVADA CORPORATION ("**LESSEE**"), AND G FARMABRANDS, INC., A NEVADA CORPORATION ("**GUARANTOR**").

The parties agree as follows:

LEASE AMORTIZATION SCHEDULE

ENTER VALUES

Equipment amount	$1,025,510.00
Annual interest rate	10.00%
Lease period in years	7
Number of payments per year	12
Lease Commencement	2/10/2018
First Payment	3/10/2018
Optional extra payments	$ -

LEASE SUMMARY

Scheduled payment	$17,024.68
Scheduled number of payments	84
Actual number of payments	84
Total early payments	$0.00
Total interest	$404,563.14
LESSOR NAM	Mentor Partner I, LLC

PMT NO	PAYMENT DATE	BEGINNING BALANCE	SCHEDULED PAYMENT	EXTRA PAYMENT	Admin Fee $0.04 per $100 Orig Cost	TOTAL PAYMENT	PRINCIPAL	INTEREST	ENDING BALANCE	CUMULATIVE INTEREST	Chg per $100 Mentor Cost
1	3/10/2018	$1,025,510.00	$17,024.68	$0.00	$315.54	$17,340.22	$8,478.76	$8,545.92	$1,017,031.24	$8,545.92	$ 2.20
2	4/10/2018	$1,017,031.24	$17,024.68	$0.00	$315.54	$17,340.22	$8,549.42	$8,475.26	$1,008,481.82	$17,021.18	$ 2.20
3	5/10/2018	$1,008,481.82	$17,024.68	$0.00	$315.54	$17,340.22	$8,620.67	$8,404.02	$999,861.15	$25,425.19	$ 2.20
4	6/10/2018	$999,861.15	$17,024.68	$0.00	$315.54	$17,340.22	$8,692.50	$8,332.18	$991,168.65	$33,757.37	$ 2.20
5	7/10/2018	$991,168.65	$17,024.68	$0.00	$315.54	$17,340.22	$8,764.94	$8,259.74	$982,403.71	$42,017.11	$ 2.20
6	8/10/2018	$982,403.71	$17,024.68	$0.00	$315.54	$17,340.22	$8,837.98	$8,186.70	$973,565.72	$50,203.80	$ 2.20
7	9/10/2018	$973,565.72	$17,024.68	$0.00	$315.54	$17,340.22	$8,911.63	$8,113.05	$964,654.09	$58,316.85	$ 2.20
8	10/10/2018	$964,654.09	$17,024.68	$0.00	$315.54	$17,340.22	$8,985.90	$8,038.78	$955,668.19	$66,355.64	$ 2.20
9	11/10/2018	$955,668.19	$17,024.68	$0.00	$315.54	$17,340.22	$9,060.78	$7,963.90	$946,607.42	$74,319.54	$ 2.20
10	12/10/2018	$946,607.42	$17,024.68	$0.00	$315.54	$17,340.22	$9,136.29	$7,888.40	$937,471.13	$82,207.93	$ 2.20
11	1/10/2019	$937,471.13	$17,024.68	$0.00	$315.54	$17,340.22	$9,212.42	$7,812.26	$928,258.71	$90,020.19	$ 2.20
12	2/10/2019	$928,258.71	$17,024.68	$0.00	$315.54	$17,340.22	$9,289.19	$7,735.49	$918,969.52	$97,755.68	$ 2.20
13	3/10/2019	$918,969.52	$17,024.68	$0.00	$315.54	$17,340.22	$9,366.60	$7,658.08	$909,602.92	$105,413.76	$ 2.20
14	4/10/2019	$909,602.92	$17,024.68	$0.00	$315.54	$17,340.22	$9,444.66	$7,580.02	$900,158.26	$112,993.79	$ 2.20
15	5/10/2019	$900,158.26	$17,024.68	$0.00	$315.54	$17,340.22	$9,523.36	$7,501.32	$890,634.90	$120,495.10	$ 2.20
16	6/10/2019	$890,634.90	$17,024.68	$0.00	$315.54	$17,340.22	$9,602.72	$7,421.96	$881,032.18	$127,917.06	$ 2.20
17	7/10/2019	$881,032.18	$17,024.68	$0.00	$315.54	$17,340.22	$9,682.75	$7,341.93	$871,349.43	$135,259.00	$ 2.20
18	8/10/2019	$871,349.43	$17,024.68	$0.00	$315.54	$17,340.22	$9,763.43	$7,261.25	$861,586.00	$142,520.24	$ 2.20
19	9/10/2019	$861,586.00	$17,024.68	$0.00	$315.54	$17,340.22	$9,844.80	$7,179.88	$851,741.20	$149,700.13	$ 2.20
20	10/10/2019	$851,741.20	$17,024.68	$0.00	$315.54	$17,340.22	$9,926.84	$7,097.84	$841,814.36	$156,797.97	$ 2.20
21	11/10/2019	$841,814.36	$17,024.68	$0.00	$315.54	$17,340.22	$10,009.56	$7,015.12	$831,804.80	$163,813.09	$ 2.20
22	12/10/2019	$831,804.80	$17,024.68	$0.00	$315.54	$17,340.22	$10,092.97	$6,931.71	$821,711.83	$170,744.80	$ 2.20
23	1/10/2020	$821,711.83	$17,024.68	$0.00	$315.54	$17,340.22	$10,177.08	$6,847.60	$811,534.75	$177,592.39	$ 2.20
24	2/10/2020	$811,534.75	$17,024.68	$0.00	$315.54	$17,340.22	$10,261.89	$6,762.79	$801,272.86	$184,355.18	$ 2.20
25	3/10/2020	$801,272.86	$17,024.68	$0.00	$315.54	$17,340.22	$10,347.41	$6,677.27	$790,925.45	$191,032.46	$ 2.20
26	4/10/2020	$790,925.45	$17,024.68	$0.00	$315.54	$17,340.22	$10,433.63	$6,591.05	$780,491.82	$197,623.50	$ 2.20
27	5/10/2020	$780,491.82	$17,024.68	$0.00	$315.54	$17,340.22	$10,520.58	$6,504.10	$769,971.23	$204,127.60	$ 2.20
28	6/10/2020	$769,971.23	$17,024.68	$0.00	$315.54	$17,340.22	$10,608.25	$6,416.43	$759,362.98	$210,544.03	$ 2.20
29	7/10/2020	$759,362.98	$17,024.68	$0.00	$315.54	$17,340.22	$10,696.66	$6,328.02	$748,666.33	$216,872.05	$ 2.20
30	8/10/2020	$748,666.33	$17,024.68	$0.00	$315.54	$17,340.22	$10,785.79	$6,238.89	$737,880.53	$223,110.94	$ 2.20
31	9/10/2020	$737,880.53	$17,024.68	$0.00	$315.54	$17,340.22	$10,875.68	$6,149.00	$727,004.86	$229,259.94	$ 2.20
32	10/10/2020	$727,004.86	$17,024.68	$0.00	$315.54	$17,340.22	$10,966.31	$6,058.37	$716,038.55	$235,318.32	$ 2.20
33	11/10/2020	$716,038.55	$17,024.68	$0.00	$315.54	$17,340.22	$11,057.69	$5,966.99	$704,980.86	$241,285.30	$ 2.20
34	12/10/2020	$704,980.86	$17,024.68	$0.00	$315.54	$17,340.22	$11,149.84	$5,874.84	$693,831.02	$247,160.15	$ 2.20
35	1/10/2021	$693,831.02	$17,024.68	$0.00	$315.54	$17,340.22	$11,242.76	$5,781.93	$682,588.26	$252,942.07	$ 2.20
36	2/10/2021	$682,588.26	$17,024.68	$0.00	$315.54	$17,340.22	$11,336.44	$5,688.24	$671,251.82	$258,630.31	$ 2.20
37	3/10/2021	$671,251.82	$17,024.68	$0.00	$315.54	$17,340.22	$11,430.92	$5,593.77	$659,820.90	$264,224.07	$ 2.20
38	4/10/2021	$659,820.90	$17,024.68	$0.00	$315.54	$17,340.22	$11,526.17	$5,498.51	$648,294.73	$269,722.58	$ 2.20
39	5/10/2021	$648,294.73	$17,024.68	$0.00	$315.54	$17,340.22	$11,622.22	$5,402.46	$636,672.51	$275,125.03	$ 2.20
40	6/10/2021	$636,672.51	$17,024.68	$0.00	$315.54	$17,340.22	$11,719.08	$5,305.60	$624,953.43	$280,430.64	$ 2.20
41	7/10/2021	$624,953.43	$17,024.68	$0.00	$315.54	$17,340.22	$11,816.73	$5,207.95	$613,136.69	$285,638.58	$ 2.20
42	8/10/2021	$613,136.69	$17,024.68	$0.00	$315.54	$17,340.22	$11,915.21	$5,109.47	$601,221.49	$290,748.06	$ 2.20
43	9/10/2021	$601,221.49	$17,024.68	$0.00	$315.54	$17,340.22	$12,014.50	$5,010.18	$589,206.99	$295,758.24	$ 2.20
44	10/10/2021	$589,206.99	$17,024.68	$0.00	$315.54	$17,340.22	$12,114.62	$4,910.06	$577,092.36	$300,668.29	$ 2.20

(continued on the following page)

PMT NO	PAYMENT DATE	BEGINNING BALANCE	SCHEDULED PAYMENT	EXTRA PAYMENT	Admin Fee $0.04 per $100 Orig Cost	TOTAL PAYMENT	PRINCIPAL	INTEREST	ENDING BALANCE	CUMULATIVE INTEREST	Chg per $100 Mentor Cost
45	11/10/2021	$577,092.36	$17,024.68	$0.00	$315.54	$17,340.22	$12,215.58	$4,809.10	$564,876.79	$305,477.40	$ 2.20
46	12/10/2021	$564,876.79	$17,024.68	$0.00	$315.54	$17,340.22	$12,317.37	$4,707.31	$552,559.41	$310,184.70	$ 2.20
47	1/10/2022	$552,559.41	$17,024.68	$0.00	$315.54	$17,340.22	$12,420.02	$4,604.66	$540,139.39	$314,789.37	$ 2.20
48	2/10/2022	$540,139.39	$17,024.68	$0.00	$315.54	$17,340.22	$12,523.52	$4,501.16	$527,615.88	$319,290.53	$ 2.20
49	3/10/2022	$527,615.88	$17,024.68	$0.00	$315.54	$17,340.22	$12,627.88	$4,396.80	$514,987.99	$323,687.33	$ 2.20
50	4/10/2022	$514,987.99	$17,024.68	$0.00	$315.54	$17,340.22	$12,733.11	$4,291.57	$502,254.88	$327,978.89	$ 2.20
51	5/10/2022	$502,254.88	$17,024.68	$0.00	$315.54	$17,340.22	$12,839.22	$4,185.46	$489,415.66	$332,164.35	$ 2.20
52	6/10/2022	$489,415.66	$17,024.68	$0.00	$315.54	$17,340.22	$12,946.22	$4,078.46	$476,469.44	$336,242.81	$ 2.20
53	7/10/2022	$476,469.44	$17,024.68	$0.00	$315.54	$17,340.22	$13,054.10	$3,970.58	$463,415.34	$340,213.39	$ 2.20
54	8/10/2022	$463,415.34	$17,024.68	$0.00	$315.54	$17,340.22	$13,162.89	$3,861.79	$450,252.45	$344,075.19	$ 2.20
55	9/10/2022	$450,252.45	$17,024.68	$0.00	$315.54	$17,340.22	$13,272.58	$3,752.10	$436,979.88	$347,827.29	$ 2.20
56	10/10/2022	$436,979.88	$17,024.68	$0.00	$315.54	$17,340.22	$13,383.18	$3,641.50	$423,596.70	$351,468.79	$ 2.20
57	11/10/2022	$423,596.70	$17,024.68	$0.00	$315.54	$17,340.22	$13,494.71	$3,529.97	$410,101.99	$354,998.76	$ 2.20
58	12/10/2022	$410,101.99	$17,024.68	$0.00	$315.54	$17,340.22	$13,607.16	$3,417.52	$396,494.83	$358,416.28	$ 2.20
59	1/10/2023	$396,494.83	$17,024.68	$0.00	$315.54	$17,340.22	$13,720.56	$3,304.12	$382,774.27	$361,720.40	$ 2.20
60	2/10/2023	$382,774.27	$17,024.68	$0.00	$315.54	$17,340.22	$13,834.89	$3,189.79	$368,939.37	$364,910.19	$ 2.20
61	3/10/2023	$368,939.37	$17,024.68	$0.00	$315.54	$17,340.22	$13,950.19	$3,074.49	$354,989.19	$367,984.68	$ 2.20
62	4/10/2023	$354,989.19	$17,024.68	$0.00	$315.54	$17,340.22	$14,066.44	$2,958.24	$340,922.75	$370,942.93	$ 2.20
63	5/10/2023	$340,922.75	$17,024.68	$0.00	$315.54	$17,340.22	$14,183.66	$2,841.02	$326,739.09	$373,783.95	$ 2.20
64	6/10/2023	$326,739.09	$17,024.68	$0.00	$315.54	$17,340.22	$14,301.85	$2,722.83	$312,437.24	$376,506.77	$ 2.20
65	7/10/2023	$312,437.24	$17,024.68	$0.00	$315.54	$17,340.22	$14,421.04	$2,603.64	$298,016.20	$379,110.42	$ 2.20
66	8/10/2023	$298,016.20	$17,024.68	$0.00	$315.54	$17,340.22	$14,541.21	$2,483.47	$283,474.99	$381,593.89	$ 2.20
67	9/10/2023	$283,474.99	$17,024.68	$0.00	$315.54	$17,340.22	$14,662.39	$2,362.29	$268,812.60	$383,956.18	$ 2.20
68	10/10/2023	$268,812.60	$17,024.68	$0.00	$315.54	$17,340.22	$14,784.58	$2,240.11	$254,028.03	$386,196.28	$ 2.20
69	11/10/2023	$254,028.03	$17,024.68	$0.00	$315.54	$17,340.22	$14,907.78	$2,116.90	$239,120.25	$388,313.18	$ 2.20
70	12/10/2023	$239,120.25	$17,024.68	$0.00	$315.54	$17,340.22	$15,032.01	$1,992.67	$224,088.24	$390,305.85	$ 2.20
71	1/10/2024	$224,088.24	$17,024.68	$0.00	$315.54	$17,340.22	$15,157.28	$1,867.40	$208,930.96	$392,173.25	$ 2.20
72	2/10/2024	$208,930.96	$17,024.68	$0.00	$315.54	$17,340.22	$15,283.59	$1,741.09	$193,647.37	$393,914.35	$ 2.20
73	3/10/2024	$193,647.37	$17,024.68	$0.00	$315.54	$17,340.22	$15,410.95	$1,613.73	$178,236.42	$395,528.07	$ 2.20
74	4/10/2024	$178,236.42	$17,024.68	$0.00	$315.54	$17,340.22	$15,539.30	$1,485.38	$162,697.04	$397,013.38	$ 2.20
75	5/10/2024	$162,697.04	$17,024.68	$0.00	$315.54	$17,340.22	$15,668.87	$1,355.81	$147,028.17	$398,369.19	$ 2.20
76	6/10/2024	$147,028.17	$17,024.68	$0.00	$315.54	$17,340.22	$15,799.45	$1,225.23	$131,228.72	$399,594.42	$ 2.20
77	7/10/2024	$131,228.72	$17,024.68	$0.00	$315.54	$17,340.22	$15,931.11	$1,093.57	$115,297.62	$400,687.99	$ 2.20
78	8/10/2024	$115,297.62	$17,024.68	$0.00	$315.54	$17,340.22	$16,063.87	$960.81	$99,233.75	$401,648.81	$ 2.20
79	9/10/2024	$99,233.75	$17,024.68	$0.00	$315.54	$17,340.22	$16,197.73	$826.95	$83,036.02	$402,475.75	$ 2.20
80	10/10/2024	$83,036.02	$17,024.68	$0.00	$315.54	$17,340.22	$16,332.71	$691.97	$66,703.30	$403,167.72	$ 2.20
81	11/10/2024	$66,703.30	$17,024.68	$0.00	$315.54	$17,340.22	$16,468.82	$555.86	$50,234.48	$403,723.58	$ 2.20
82	12/10/2024	$50,234.48	$17,024.68	$0.00	$315.54	$17,340.22	$16,606.06	$418.62	$33,628.42	$404,142.20	$ 2.20
83	1/10/2025	$33,628.42	$17,024.68	$0.00	$315.54	$17,340.22	$16,744.44	$280.24	$16,883.98	$404,422.44	$ 2.20
84	2/10/2025	$16,883.98	$17,024.68	$0.00	$315.54	$17,199.52	$16,743.28	$140.70	$0.00	$404,563.14	$ 2.18

IN WITNESS WHEREOF, the parties hereto have caused this Schedule of Rent Amounts to be duly executed as of the day and year first above set forth.

LESSOR:

Mentor Partner I, LLC,
a California limited liability company

By: /s/ Chet Billingsley
Chet Billingsley, Chairman & Manager

Date: March 5, 2018

LESSEE:

G FarmaLabs Limited,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: March 9, 2018

ACKNOWLEDGED AND AGREED:

GUARANTOR:

G FarmaBrands, Inc.,
a Nevada corporation

By: /s/ Cristina Gonzalez
Cristina Gonzalez, President

Date: March 14, 2018